Administrative Office 4333 Edgewood Road NE Cedar Rapids, IA 52499
September 30, 2010
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549
Re:	Merrill Lynch Life Variable Annuity Separate Account D Merrill Lynch IRA Annuity — Registration No. 333-91098 Merrill Lynch Investor Choice — IRA Series — Registration No. 333-119364
Commissioners:
Transamerica Advisors Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended July 31, 2010, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Annual Report Mailings:
AllianceBernstein Large Cap Growth Fund, Inc., SEC File No.: 811-06730
American Funds — The Income Fund of America, Inc., SEC File No.: 811-01880
Davis New York Venture Fund, Inc., SEC File No.: 811-01701
Putnam Voyager Fund, SEC File No.: 811-01682
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.

Very truly yours,
/s/ Darin Smith
Darin Smith
General Counsel
an AEGON company